                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 14, 2002




                             ANKER COAL GROUP, INC.
             (Exact Name Of Registrant As Specified in Its Charter)





             Delaware                       333-39643              52-1990183
   (State or other jurisdiction         (Commission File       (I.R.S. Employer
 of incorporation or organization)          Number)          Identification No.)



               2708 Cranberry Square
             Morgantown, West Virginia                                26508
   (Address Of Principal Executive Offices)                         (Zip Code)


          Registrant's telephone number, including area code: (304) 594-1616

                             ANKER COAL GROUP, INC.
                                    FORM 8-K



                                TABLE OF CONTENTS


  ITEM 5.  Other Events.........................................   1


  ITEM 7.  Financial Statements and Exhibits....................   1


  Signature Page................................................   2


  Exhibit Index.................................................   3

ITEM 5.  Other Events

         Anker Coal Group, Inc. issued the attached press release on May 14, 2002.


ITEM 7.  Financial Statements and Exhibits


(c)      Exhibits


         99.1     Press Release dated May 14, 2002

Signature





     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ANKER COAL GROUP, INC.



                                       /s/ John W. Teitz
                                       -------------------------
                                           John W. Teitz
                                             President


Date:  May 15, 2002